DATE:                                      August 30, 2006

TO:                                        Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee for the benefit of RALI Series
                                           2006-QA7 Trust, acting on behalf of the Class A
                                           Certificateholders and the Class M Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("Party A")

ATTENTION:                                 RALI Series 2006-QA7

FROM:                                      Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee for the benefit of RALI Series
                                           2006-QA7 Trust, acting on behalf of the Class SB
                                           Certificateholders under the Pooling and Servicing Agreement identified below ("Party B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER

The purpose of this letter  agreement (the  "Agreement") is to confirm the terms and conditions of the Transaction  entered into on the
Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement,  which evidences a complete and binding agreement  between you and us to enter into the Transaction on the terms set forth below,  constitutes a "Confirmation"  as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.       This  Agreement  is  subject  to and  incorporates  the  2000  ISDA  Definitions  (the  "Definitions"),  as  published  by the
International  Swaps and  Derivatives  Association,  Inc.  ("ISDA").  You and we have  agreed to enter into this  Agreement  in lieu of negotiating a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) form (the "ISDA Form Master  Agreement")  but, rather,  an ISDA  Form  Master  Agreement  shall  be  deemed  to have  been  executed  by you and us on the  date we  entered  into the
Transaction.  In the event of any  inconsistency  between the provisions of this Agreement and the  Definitions or the ISDA Form Master
Agreement,  this Agreement shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined  herein,  in the ISDA
Form Master Agreement or the Definitions shall have the meanings  assigned to them in the series supplement (the "Series  Supplement"), dated as of August 1, 2006,  to the  standard  terms of  pooling  and  servicing  agreement,  dated as of March 1, 2006 (the  "Standard
Terms", and together with the Series Supplement,  the "Pooling and Servicing  Agreement"),  among Residential  Accredit Loans, Inc., as depositor,  Residential Funding Corporation,  as master servicer,  and Deutsche Bank Trust Company Americas, as trustee. Each reference to a  "Section"  or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the 1992 ISDA Form Master
Agreement.  Each  capitalized  term used  herein that is not defined  herein or in the 1992 ISDA Form Master  Agreement  shall have the meaning  defined in the Pooling and Servicing  Agreement.  Notwithstanding  anything  herein to the  contrary,  should any provision of this  Agreement  conflict  with any  provision of the Pooling and  Servicing  Agreement,  the  provision  of the Pooling and  Servicing
Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     August 25, 2036 subject to adjustment  in  accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               Party A Payments:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.
               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  of (I) Accrued
                                                     Certificate  Interest on the  Class SB  Certificates,  (II) the
                                                     amount of any Overcollateralization  Reduction Amount and (III)
                                                     for each  Distribution  Date  after the  Certificate  Principal
                                                     Balance  of each  Class of  Class A  Certificates  and  Class M
                                                     Certificates     has    been     reduced    to    zero,     the
                                                     Overcollateralization  Amount,  (B) from prepayment  charges on deposit  in the  Certificate  Amount,  any  prepayment  charges received on the Mortgage  Loans  during the related  Prepayment
                                                     Period and (C) from the amount  distributable  with  respect to the REMIC IV Regular Interest IO.
               Party B Payments:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement
               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.
3.       Additional  Provisions:  Each  party  hereto is hereby  advised  and  acknowledges  that the other  party has  engaged  in (or refrained from engaging in)  substantial  financial  transactions  and has taken (or refrained  from taking) other material  actions in reliance  upon the entry by the parties into the  Transaction  being entered into on the terms and  conditions  set forth herein and in the ISDA Form Master Agreement relating to such Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)      "Specified  Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly,  Section 5(a)(v) shall not apply to Party A or Party B.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)      With respect to Party A and Party B, the  "Bankruptcy"  provision of Section  5(a)(vii)(2)  of the ISDA Form Master  Agreement
                  will be deleted in its entirety.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)      Tax Event.  The  provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master  Agreement  shall not apply to Party A and Party A shall not be required to pay any additional amounts referred to therein.

2)       Tax Representations.

(a)      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master  Agreement,  each of Party A and Party B will make the following representations:

                                    It is not  required by any  applicable  law, as modified by the  practice of any  relevant governmental  revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under
                                    Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

(ii)     the  satisfaction  of the  agreement  contained in Sections  4(a)(i) or 4(a)(iii)  of the ISDA Form Master  Agreement  and the
                           accuracy and  effectiveness  of any  document  provided by the other party  pursuant to Sections  4(a)(i) or
                           4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA Form Master  Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the  purpose  of Section  3(f) of the ISDA Form  Master  Agreement,  Party A and Party B make the following representations: None

3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)      Tax forms, documents, or certificates to be delivered are:

Party required to          Form/Document/                          Date by which to
deliver document           Certificate                             Be delivered
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

(2)      Other documents to be delivered are:

Party required                Form/Document/                        Date by which to be     Covered by
to deliver                    Certificate                           delivered               Section 3(d)
document                                                                                    Representation
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RALI Series 2006-QA7 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Trustee for the benefit of the
                                 RALI Series 2006-QA7 Trust
                                 Attn:    RALI Series 2006-QA7 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile:              301-664-6901

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RALI Series 2006-QA7 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Trustee for the benefit of the
                                 RALI Series 2006-QA7 Trust
                                 Attn:    RALI Series 2006-QA7 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile No.:          301-664-6901

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

(c)      Offices.  The  provisions  of Section  10(a) will not apply to this  Agreement;  neither  Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)      Multibranch  Party.  For the purpose of Section  10(c) of the ISDA Form  Master  Agreement,  neither  Party A nor Party B is a
                  Multibranch. Party.

(e)      Calculation Agent. The Calculation Agent is Party B.

(f)      Credit Support Document.

                                    Not Applicable

(g)      Credit Support Provider.

                                    Not Applicable

(h)      Governing  Law.  The parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall  govern  their rights and duties in whole,  without  regard to the conflict of law  provision  thereof,  other than New York General
                  Obligations Law Sections 5-1401 and 5-1402.

(i)      Non-Petition.  Party A and Party B each hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any other person in  instituting  against or cause any other person to  institute  against RALI Series  2006-QA7
                  Trust,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-QA7,  or the other  party  any  bankruptcy, reorganization,  arrangement,  insolvency,  or similar  proceeding under the laws of the United States,  or any other jurisdiction  for the  non-payment  of any amount due  hereunder or any other reason until the payment in full of the
                  Certificates  and the  expiration  of a period of one year plus ten days (or, if longer,  the  applicable  preference period) following such payment.

(j)      Severability.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid  or  unenforceable  (in whole or in part) for any  reason,  the  remaining terms, provisions,  covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been  executed  with the  invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this  Agreement  and the deletion of such portion of this  Agreement  will not  substantially  impair the  respective benefits or expectations of the parties.

                           The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant or condition  with a valid or enforceable  term,  provision,  covenant or condition,  the economic  effect of which  comes as close as  possible  to that of the  invalid  or  unenforceable  term,  provision, covenant or condition.

(k)      Consent to Recording.  Each party hereto  consents to the  monitoring or recording,  at any time and from time to time, by the other party of any and all communications between officers or employees of the parties,  waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l)      Waiver of Jury Trial.  Each party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)      Set-Off  Notwithstanding  any provision of this Agreement or any other existing or future  agreement,  each party  irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master
                  Agreement shall not apply for purposes of this Transaction.

(n)      This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)      Trustee  Liability  Limitations.  It is  expressly  understood  and agreed by the parties  hereto that (a) this  Agreement  is executed and delivered by Deutsche Bank Trust Company Americas,  not individually or personally but solely as Trustee of Party A and Party B, in the  exercise of the powers and  authority  conferred  and vested in it and that  Deutsche
                  Bank Trust Company  Americas shall perform its duties and  obligations  hereunder in accordance  with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations,  undertakings and agreements  herein made on the part of Party A and Party B is made and intended not as personal  representations, undertakings  and  agreements  by Deutsche  Bank Trust  Company  Americas but is made and intended for the purpose of binding only Party A and Party B, (c) nothing  herein  contained  shall be  construed  as creating  any  liability on
                  Deutsche Bank Trust  Company  Americas,  individually  or  personally,  to perform any covenant  either  expressed or implied contained herein, all such liability,  if any, being expressly waived by the parties hereto and by any Person claiming by,  through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve  Deutsche
                  Bank Trust Company Americas from performing its duties and obligations  hereunder and under the Pooling and Servicing
                  Agreement in accordance with the standard of care set forth therein,  and (d) under no  circumstances  shall Deutsche
                  Bank Trust  Company  Americas  be  personally  liable for the payment of any  indebtedness  or expenses of Party A or
                  Party B or be liable for the breach or  failure of any  obligation,  representation,  warranty  or  covenant  made or undertaken by Party A or Party B under this Agreement or any other related documents;  provided, that nothing in this paragraph shall relieve  Deutsche Bank Trust Company  Americas from  performing its duties and obligations  hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth herein and therein.

5)       "Affiliate".  Party A and Party B shall be deemed to not have any  Affiliates  for purposes of this  Agreement,  including for purposes of Section 6(b)(ii).

6)       Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not relying on any statement or representation  of the other party regarding the Transaction  (whether written or oral),  other than the  representations  expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own investment,  hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision to enter into the  Transaction  and has been directed by the Pooling and Servicing  Agreement to enter into this  Transaction;
and

(ii)     It  understands  the  terms,  conditions  and risks of the  Transaction  and is  willing  and able to accept  those  terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering  into the  Transaction  for the  purposes of managing  its  borrowings  or  investments,  hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

(5)      Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined in Section  35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible  contract  participant" as such term is defined in Section
1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

                           Payments to Party A:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: [as provided by Party B in writing to Party A]
                           Account Name: [as provided by Party B in writing to Party A]
                           Ref: RALI 2006-QA7 Swap
                           Payments to Party B:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: [as provided by Party B in writing to Party A]
                           Account Name: [as provided by Party B in writing to Party A]
                           Ref: RALI 2006-QA7 Swap

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA7 Trust, acting on behalf of the Class SB Certificateholders

                                                     By:_________________________________________
                                                              Name:    Karlene Benvenuto
                                                              Title:   Authorized Signer

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA7 Trust, acting on behalf of the Class A Certificateholders, and the Class M Certificateholders

                                                     By:___________________________________________
                                                              Name:    Karlene Benvenuto
                                                              Title:   Authorized Signer